Exhibit 1


                                JOINT FILING AGREEMENT
                                ----------------------




               In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including exhibits and thereto) with respect to the acquisition of, or the right to acquire, the Common Stock of Derma Sciences, Inc., a Pennsylvania corporation. This Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executes this Agreement this 2nd day of February, 1998.


                                        GALEN PARTNERS III, L.P.
                                        By:  Claudius, L.L.C.


                                        By: /s/ Bruce F. Wesson
                                           -------------------------------
                                             Managing Member


                                        GALEN PARTNERS
                                        INTERNATIONAL III, L.P.
                                        By:  Claudius, L.L.C.


                                        By: /s/ Bruce F. Wesson
                                           -------------------------------
                                             Managing Member


                                        GALEN EMPLOYEE FUND III, L.P.
                                        By:  Wesson Enterprises, Inc.


                                        By: /s/ Bruce F. Wesson
                                           -------------------------------
                                             President



                         [Signatures continued on next page.]

                                        CLAUDIUS, L.L.C.


                                        By: /s/ Bruce F. Wesson
                                           -------------------------------
                                             Managing Member

                                        WESSON ENTERPRISES, INC.


                                        By: /s/ Bruce F. Wesson
                                           -------------------------------
                                             President

                                        WILLIAM R. GRANT

                                         /s/ William R. Grant
                                        ----------------------------------

                                        BRUCE F. WESSON

                                         /s/ Bruce F. Wesson
                                        ----------------------------------

                                        L. JOHN WILKERSON

                                         /s/ L. John Wilkerson
                                        ----------------------------------

                                        DAVID JAHNS

                                         /s/ David Jahns
                                        ----------------------------------

                                        SRINI CONJEEVARAM

                                         /s/ Srini Conjeevaram
                                        ----------------------------------

                                        ZUBEEN SHROFF

                                         /s/ Zubeen Shroff
                                        ----------------------------------